Other Intangible Assets	12 Months Ended
Dec. 31, 2013
Intangible Assets, Net (Excluding Goodwill) [Abstract]
Other Intangible Assets
Other Intangible Assets
Other intangible assets consist of the following:

	December 31,
	2013	2012
	(In millions)
Customer relationships and contracts	$516	$481
Trademarks and tradenames	238	238
Other	60	47
	814	766
Accumulated amortization	(195)	(115)
	$619	$651

Amortization expense for amortizable intangible assets, which consist primarily of customer relationships, was $73 million, $34 million, and $17 million for the years ended December 31, 2013, 2012, and 2011, respectively. Other intangible assets primarily represent non-amortizable intangible assets such as trademarks and licenses. Estimated amortization expense for the next five years for assets owned at December 31, 2013, is $66 million in 2014, $60 million in 2015, $54 million in 2016, $42 million in 2017 and $38 million in 2018.